Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

September 30, 2007

(Unaudited)

Financial measures that exclude after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities primarily associated with changes in interest rates. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realizable. Furthermore, for the purpose of calculating this ratio, management believes exclusion of other comprehensive income (loss) provides investors a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

Email: jhallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions - except share data)

CONSOLIDATED

						2007			2006
2002	2003	2004	2005	2006		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$181.0	$221.4	$264.6	$300.1	$282.4	Insurance Services	$93.3	$72.4	$67.1	$93.0	$74.3	$60.8	$54.3
16.3	24.9	31.1	30.9	38.4	Asset Management	11.1	12.2	10.4	10.3	11.1	8.1	8.9
(25.3)	(6.5)	(3.7)	(5.4)	(11.1)	Other	(6.3)	(5.6)	(3.7)	(1.2)	(3.0)	(3.1)	(3.8)

172.0	239.8	292.0	325.6	309.7	Total income before income taxes	98.1	79.0	73.8	102.1	82.4	65.8	59.4

61.0	83.5	92.6	114.5	105.9	Income taxes	31.5	26.9	25.5	34.6	27.7	22.9	20.7

$111.0	$156.3	$199.4	$211.1	$203.8	Net income	$66.6	$52.1	$48.3	$67.5	$54.7	$42.9	$38.7

					Net income per common share:
$1.89	$2.70	$3.49	$3.81	$3.77	Basic	$1.30	$0.98	$0.90	$1.26	$1.02	$0.79	$0.71
1.86	2.66	3.45	3.76	3.73	Diluted	1.29	0.97	0.90	1.25	1.01	0.78	0.70

					Share data:
58,871,840	57,979,100	57,192,206	55,465,215	54,079,033	Basic weighted-average	51,305,372	53,195,859	53,428,534	53,405,134	53,885,501	54,499,280	54,540,822
59,544,804	58,669,118	57,838,188	56,076,666	54,688,114	Diluted weighted-average	51,785,108	53,735,309	53,958,720	53,916,104	54,410,978	55,122,474	55,240,792
58,370,552	58,601,446	56,889,678	54,712,936	53,592,178	At period end	49,828,134	52,854,031	53,410,614	53,592,178	53,576,193	54,488,804	54,711,551

$111.0	$156.3	$199.4	$211.1	$203.8	Net income	$66.6	$52.1	$48.3	$67.5	$54.7	$42.9	$38.7
(12.6)	6.0	7.4	1.4	1.2	After-tax net capital gains (losses)	(0.2)	0.4	0.6	1.8	1.4	(0.3)	(1.7)

$123.6	$150.3	$192.0	$209.7	$202.6	Net income excluding after-tax net capital gains (losses)	$66.8	$51.7	$47.7	$65.7	$53.3	$43.2	$40.4

$(19.7)	$9.3	$11.5	$2.2	$1.9	Net capital gains (losses)	$(0.4)	$0.7	$0.9	$2.8	$2.1	$(0.3)	$(2.7)
(7.1)	3.3	4.1	0.8	0.7	Taxes on net capital gains (losses)	(0.2)	0.3	0.3	1.0	0.7	—	(1.0)

$(12.6)	$6.0	$7.4	$1.4	$1.2	After-tax net capital gains (losses)	$(0.2)	$0.4	$0.6	$1.8	$1.4	$(0.3)	$(1.7)

					Diluted earnings per common share:
$1.86	$2.66	$3.45	$3.76	$3.73	Net income	$1.29	$0.97	$0.90	$1.25	$1.01	$0.78	$0.70
(0.22)	0.10	0.13	0.02	0.03	After-tax net capital gains (losses)	—	0.01	0.02	0.03	0.03	—	(0.03)

$2.08	$2.56	$3.32	$3.74	$3.70	Net income excluding after-tax net capital gains (losses)	$1.29	$0.96	$0.88	$1.22	$0.98	$0.78	$0.73

$1,152.6	$1,309.5	$1,401.1	$1,413.8	$1,464.5	Shareholders’ equity	$1,396.7	$1,439.7	$1,474.6	$1,464.5	$1,462.3	$1,373.9	$1,385.3
147.4	160.3	136.1	59.8	(8.1)	Accumulated other comprehensive income (loss)	(26.0)	(57.0)	(0.9)	(8.1)	24.3	(49.4)	(6.7)

$1,005.2	$1,149.2	$1,265.0	$1,354.0	$1,472.6	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,422.7	$1,496.7	$1,475.5	$1,472.6	$1,438.0	$1,423.3	$1,392.0

10.4%	12.7%	14.7%	15.0%	14.2%	Net income return on average equity	18.8%	14.3%	13.1%	18.5%	15.4%	12.4%	11.1%
11.4	14.5	16.5	16.1	14.4	Net income return on average equity (excluding accumulated other comprehensive income (loss))	18.3	14.0	13.1	18.6	15.3	12.2	11.3
12.7	14.0	15.9	16.0	14.3	Net income return on average equity (excluding after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	18.3	13.9	12.9	18.1	14.9	12.3	11.8

					Book value per common share:
$19.75	$22.35	$24.63	$25.84	$27.33	Including accumulated other comprehensive income (loss)	$28.03	$27.24	$27.61	$27.33	$27.29	$25.21	$25.32
2.53	2.74	2.39	1.09	(0.15)	Accumulated other comprehensive income (loss)	(0.52)	(1.08)	(0.02)	(0.15)	0.45	(0.91)	(0.12)

$17.22	$19.61	$22.24	$24.75	$27.48	Excluding accumulated other comprehensive income (loss)	$28.55	$28.32	$27.63	$27.48	$26.84	$26.12	$25.44

2,465	2,630	2,770	2,798	3,280	Number of employees	3,375	3,357	3,291	3,280	3,239	2,828	2,806

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2007			2006
2002	2003	2004	2005	2006		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,366.8	$1,589.0	$1,654.0	$1,826.5	$1,935.0	Premiums	$522.2	$518.1	$492.0	$501.2	$479.4	$481.4	$473.0
23.9	28.4	33.7	43.3	77.1	Administrative fees	30.2	28.4	26.5	26.5	25.1	13.1	12.4
379.2	435.3	445.3	465.2	478.9	Net investment income	131.3	130.7	123.3	122.0	120.5	117.5	118.9
(19.7)	9.3	11.5	2.2	1.9	Net capital gains (losses)	(0.4)	0.7	0.9	2.8	2.1	(0.3)	(2.7)

1,750.2	2,062.0	2,144.5	2,337.2	2,492.9	Total revenues	683.3	677.9	642.7	652.5	627.1	611.7	601.6

					Benefits and expenses:
1,117.1	1,297.8	1,291.2	1,392.3	1,513.1	Benefits to policyholders	389.4	409.9	382.0	371.3	374.1	385.3	382.4
72.9	75.0	76.5	84.0	97.7	Interest credited	28.8	28.0	25.6	26.1	25.3	23.7	22.6
243.4	275.3	298.5	340.6	370.3	Operating expenses	106.7	105.7	106.3	101.3	93.2	88.1	87.7
132.6	144.1	154.4	168.5	183.6	Commissions and bonuses	49.5	46.4	50.0	47.2	45.5	43.9	47.0
23.0	24.6	29.4	32.0	34.6	Premium taxes	8.8	9.3	8.9	8.6	9.2	8.5	8.3
5.0	17.5	17.7	18.0	17.9	Interest expense	10.1	6.3	4.5	4.5	4.5	4.4	4.5
(39.1)	(46.6)	(57.7)	(61.6)	(78.5)	Deferral of acquisition costs	(21.7)	(20.4)	(20.8)	(20.0)	(18.8)	(18.1)	(21.6)
23.3	34.5	42.5	37.8	44.5	Amortization of deferred acquisition costs, value of business acquired and intangibles	13.6	13.7	12.4	11.4	11.7	10.1	11.3

1,578.2	1,822.2	1,852.5	2,011.6	2,183.2	Total benefits and expenses	585.2	598.9	568.9	550.4	544.7	545.9	542.2

172.0	239.8	292.0	325.6	309.7	Income before income taxes	98.1	79.0	73.8	102.1	82.4	65.8	59.4

61.0	83.5	92.6	114.5	105.9	Income taxes	31.5	26.9	25.5	34.6	27.7	22.9	20.7

111.0	156.3	199.4	211.1	203.8	Net income	66.6	52.1	48.3	67.5	54.7	42.9	38.7

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities:
114.8	15.5	(13.3)	(67.5)	(41.7)	Unrealized capital gains (losses) on securities available-for-sale, net	30.5	(54.8)	8.6	(7.5)	74.1	(42.0)	(66.3)
(0.7)	(2.6)	(10.9)	(8.8)	(1.7)	Reclassification adjustment for net capital gains included in net income, net	0.2	(1.5)	(0.3)	(0.4)	(0.4)	(0.7)	(0.2)
					Defined benefit retirement plans:
—	—	—	—	—	Prior service cost arising during the period, net	—	—	(1.4)	—	—	—	—
—	—	—	—	—	Reclassification adjustment for amortization to net periodic pension cost, net	0.3	0.2	0.3	—	—	—	—

114.1	12.9	(24.2)	(76.3)	(43.4)	Total	31.0	(56.1)	7.2	(7.9)	73.7	(42.7)	(66.5)

$225.1	$169.2	$175.2	$134.8	$160.4	Comprehensive income (loss)	$97.6	$(4.0)	$55.5	$59.6	$128.4	$0.2	$(27.8)

					Statutory data - insurance subsidiaries:
$111.9	$214.2	$275.8	$314.0	$271.1	Net gain from operations before federal income taxes	$99.4	$56.6	$57.3	$88.4	$70.7	$57.1	$54.9
33.1	138.9	191.5	207.5	172.8	Net gain from operations after federal income taxes and before realized capital gains (losses)	61.7	36.2	38.1	58.0	45.2	32.2	37.4
817.6	876.1	942.5	968.7	967.5	Capital and surplus	992.8	939.4	910.5	967.5	940.3	897.6	1,003.7
35.8	54.3	73.8	88.2	96.6	Asset valuation reserve	99.2	98.0	98.8	96.6	91.9	88.7	88.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2007			2006
2002	2003	2004	2005	2006		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,359.7	$1,584.3	$1,650.0	$1,816.4	$1,927.4	Insurance Services	$520.6	$512.9	$489.8	$498.8	$478.0	$479.7	$470.9
7.1	4.7	4.0	10.1	7.6	Asset Management	1.6	5.2	2.2	2.4	1.4	1.7	2.1

1,366.8	1,589.0	1,654.0	1,826.5	1,935.0	Total premiums	522.2	518.1	492.0	501.2	479.4	481.4	473.0

					Administrative fees:
5.9	6.4	6.9	8.8	8.7	Insurance Services	2.3	1.9	2.0	2.0	2.1	2.4	2.2
22.4	26.8	32.0	40.6	78.3	Asset Management	31.0	29.4	27.4	27.1	25.5	13.0	12.7
(4.4)	(4.8)	(5.2)	(6.1)	(9.9)	Other	(3.1)	(2.9)	(2.9)	(2.6)	(2.5)	(2.3)	(2.5)

23.9	28.4	33.7	43.3	77.1	Total administrative fees	30.2	28.4	26.5	26.5	25.1	13.1	12.4

					Net investment income:
258.3	305.4	302.5	303.3	313.4	Insurance Services	82.0	81.5	79.6	80.0	79.4	76.7	77.3
116.4	123.1	133.9	140.3	151.3	Asset Management	43.3	43.6	41.3	39.3	39.6	36.7	35.7
4.5	6.8	8.9	21.6	14.2	Other	6.0	5.6	2.4	2.7	1.5	4.1	5.9

379.2	435.3	445.3	465.2	478.9	Total net investment income	131.3	130.7	123.3	122.0	120.5	117.5	118.9

(19.7)	9.3	11.5	2.2	1.9	Net capital gains (losses)	(0.4)	0.7	0.9	2.8	2.1	(0.3)	(2.7)

1,750.2	2,062.0	2,144.5	2,337.2	2,492.9	Total revenues	683.3	677.9	642.7	652.5	627.1	611.7	601.6

					Benefits and expenses:
1,442.9	1,674.7	1,694.8	1,828.4	1,967.1	Insurance Services	511.6	523.9	504.3	487.8	485.2	498.0	496.1
129.6	129.7	138.8	160.1	198.8	Asset Management	64.8	66.0	60.5	58.5	55.4	43.3	41.6
5.7	17.8	18.9	23.1	17.3	Other	8.8	9.0	4.1	4.1	4.1	4.6	4.5

1,578.2	1,822.2	1,852.5	2,011.6	2,183.2	Total benefits and expenses	585.2	598.9	568.9	550.4	544.7	545.9	542.2

					Income (loss) before income taxes:
181.0	221.4	264.6	300.1	282.4	Insurance Services	93.3	72.4	67.1	93.0	74.3	60.8	54.3
16.3	24.9	31.1	30.9	38.4	Asset Management	11.1	12.2	10.4	10.3	11.1	8.1	8.9
(25.3)	(6.5)	(3.7)	(5.4)	(11.1)	Other	(6.3)	(5.6)	(3.7)	(1.2)	(3.0)	(3.1)	(3.8)

172.0	239.8	292.0	325.6	309.7	Total income before income taxes	98.1	79.0	73.8	102.1	82.4	65.8	59.4
61.0	83.5	92.6	114.5	105.9	Income taxes	31.5	26.9	25.5	34.6	27.7	22.9	20.7

$111.0	$156.3	$199.4	$211.1	$203.8	Net income	$66.6	$52.1	$48.3	$67.5	$54.7	$42.9	$38.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2007			2006
2002	2003	2004	2005	2006		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,359.7	$1,584.3	$1,650.0	$1,816.4	$1,927.4	Premiums	$520.6	$512.9	$489.8	$498.8	$478.0	$479.7	$470.9
5.9	6.4	6.9	8.8	8.7	Administrative fees	2.3	1.9	2.0	2.0	2.1	2.4	2.2
258.3	305.4	302.5	303.3	313.4	Net investment income	82.0	81.5	79.6	80.0	79.4	76.7	77.3

1,623.9	1,896.1	1,959.4	2,128.5	2,249.5	Total revenues	604.9	596.3	571.4	580.8	559.5	558.8	550.4

					Benefits and expenses:
1,098.1	1,284.2	1,278.4	1,372.9	1,497.1	Benefits to policyholders	385.9	402.7	377.7	367.1	370.5	381.3	378.2
4.7	4.9	4.5	8.1	13.3	Interest credited	4.2	4.0	3.8	3.7	3.6	3.2	2.8
205.3	235.9	253.4	284.2	291.8	Operating expenses	77.3	74.1	78.4	75.5	68.8	73.4	74.1
122.0	129.9	134.4	148.0	155.5	Commissions and bonuses	42.4	38.9	42.3	38.5	39.2	37.3	40.5
23.0	24.6	29.4	32.0	34.6	Premium taxes	8.8	9.3	8.9	8.6	9.2	8.5	8.3
(32.7)	(37.3)	(44.9)	(50.1)	(62.4)	Deferral of acquisition costs	(18.2)	(16.4)	(17.0)	(14.9)	(15.5)	(14.2)	(17.8)
22.5	32.5	39.6	33.3	37.2	Amortization of deferred acquisition costs, value of business acquired and intangibles	11.2	11.3	10.2	9.3	9.4	8.5	10.0

1,442.9	1,674.7	1,694.8	1,828.4	1,967.1	Total benefits and expenses	511.6	523.9	504.3	487.8	485.2	498.0	496.1

$181.0	$221.4	$264.6	$300.1	$282.4	Income before income taxes	$93.3	$72.4	$67.1	$93.0	$74.3	$60.8	$54.3

					Benefit ratio (including interest credited):
67.9%	68.0%	65.5%	64.9%	67.1%	% of total revenues	64.5%	68.2%	66.8%	63.8%	66.9%	68.8%	69.2%
81.1	81.4	77.8	76.0	78.4	% of total premiums	74.9	79.3	77.9	74.3	78.3	80.2	80.9

					Statistics (% of total premiums):
15.1%	14.9%	15.4%	15.6%	15.1%	Operating expenses	14.8%	14.4%	16.0%	15.1%	14.4%	15.3%	15.7%
13.3	14.0	16.0	16.5	14.7	Income before income taxes	17.9	14.1	13.7	18.6	15.5	12.7	11.5

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2007			2006
2002	2003	2004	2005	2006		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$498.0	$606.3	$611.1	$681.0	$735.0	Life and AD&D	$206.9	$196.4	$191.1	$189.6	$182.5	$181.7	$181.2
583.4	686.1	714.5	780.7	809.9	LTD	215.1	226.6	206.1	205.7	202.2	202.7	199.3
145.2	162.9	177.8	191.7	211.1	STD	54.1	54.1	52.9	54.9	52.7	52.7	50.8
71.2	63.9	64.8	73.8	72.9	Other	18.8	18.2	18.2	18.2	18.7	18.3	17.7
(13.5)	(18.6)	(11.7)	(20.2)	(22.6)	Experience rated refunds	(8.3)	(13.4)	(11.0)	(3.1)	(8.7)	(5.3)	(5.5)

$1,284.3	$1,500.6	$1,556.5	$1,707.0	$1,806.3	Total premiums	$486.6	$481.9	$457.3	$465.3	$447.4	$450.1	$443.5

					Benefit ratio (including interest credited):
69.1%	69.3%	66.3%	65.7%	68.0%	% of total revenues	65.7%	68.9%	69.1%	65.0%	68.1%	70.2%	68.8%
80.5	81.3	77.4	75.8	78.3	% of total premiums	75.5	79.0	79.6	74.7	78.7	80.7	79.2

					Statistics (% of total premiums):
14.5%	14.2%	14.8%	15.2%	14.9%	Operating expenses	14.8%	14.4%	15.8%	14.9%	14.1%	15.0%	15.4%
12.3	13.0	15.5	16.0	14.2	Income before income taxes	16.8	13.5	11.6	17.8	14.4	11.8	12.6

					Sales (annualized new premiums) reported at contract effective date:
$113.1	$134.6	$118.6	$148.4	$138.0	Life and AD&D	$61.6	$14.9	$59.2	$38.0	$30.5	$13.4	$56.1
88.0	80.1	133.5	106.4	114.1	LTD	51.0	35.9	41.9	33.6	17.0	19.1	44.4
42.3	45.5	51.3	43.8	42.1	STD	4.8	4.2	12.5	8.7	5.6	14.4	13.4
21.0	18.7	26.9	26.3	23.6	Other	7.5	3.3	6.5	5.5	3.6	4.3	10.2

$264.4	$278.9	$330.3	$324.9	$317.8	Total	$124.9	$58.3	$120.1	$85.8	$56.7	$51.2	$124.1

					Persistency (% of premiums):*
88.0%	89.7%	86.0%	89.4%	89.0%	Life
88.1	85.5	87.5	89.9	88.9	LTD
75.6	57.5	72.6	80.3	76.0	Dental
85.1	84.9	83.0	82.9	87.8	Other A&H

86.9%	85.6%	85.6%	88.2%	88.1%	Total

					Individual Disability:
$75.4	$83.7	$93.5	$109.4	$121.1	Premiums	$34.0	$31.0	$32.5	$33.5	$30.6	$29.6	$27.4

					Benefit ratio:
54.1%	51.1%	54.4%	54.8%	56.9%	% of total revenues	49.6%	59.3%	39.1%	50.8%	51.9%	51.3%	75.0%
91.1	82.7	83.2	79.2	79.4	% of total premiums	67.4	84.2	53.5	69.0	72.2	71.6	108.4

					Statistics (% of revenue):
15.3%	16.5%	15.7%	15.5%	13.9%	Operating expenses	11.7%	10.9%	13.7%	13.2%	13.4%	14.5%	14.6%
17.8	19.9	15.8	17.0	15.5	Income before income taxes	25.1	16.8	31.7	22.6	22.8	18.9	(4.0)

$11.5	$16.0	$18.9	$21.5	$21.5	Disability sales	$6.3	$6.1	$4.9	$5.5	$5.8	$5.2	$5.0

94.3%	95.1%	95.6%	95.5%	95.1%	Disability persistency (% of premiums)

*	Does not include the block of business assumed from Teachers Insurance and Annuity Association of America effective October 1, 2002.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2007			2006
2002	2003	2004	2005	2006		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$7.1	$4.7	$4.0	$10.1	$7.6	Premiums	$1.6	$5.2	$2.2	$2.4	$1.4	$1.7	$2.1
22.4	26.8	32.0	40.6	78.3	Administrative fees	31.0	29.4	27.4	27.1	25.5	13.0	12.7
116.4	123.1	133.9	140.3	151.3	Net investment income	43.3	43.6	41.3	39.3	39.6	36.7	35.7

145.9	154.6	169.9	191.0	237.2	Total revenues	75.9	78.2	70.9	68.8	66.5	51.4	50.5

					Benefits and expenses:
19.0	13.6	12.8	19.4	16.0	Benefits to policyholders	3.5	7.2	4.3	4.2	3.6	4.0	4.2
67.6	70.1	72.0	75.9	84.4	Interest credited	24.6	24.0	21.8	22.4	21.7	20.5	19.8
37.7	38.9	43.8	50.9	78.6	Operating expenses	30.5	28.8	28.2	26.1	24.6	14.4	13.5
10.6	14.2	20.0	20.5	28.1	Commissions and bonuses	7.1	7.5	7.7	8.7	6.3	6.6	6.5
0.3	0.2	0.1	0.4	0.5	Interest expense	0.2	0.1	0.1	0.1	0.2	0.1	0.1
(6.4)	(9.3)	(12.8)	(11.5)	(16.1)	Deferral of acquisition costs	(3.5)	(4.0)	(3.8)	(5.1)	(3.3)	(3.9)	(3.8)
0.8	2.0	2.9	4.5	7.3	Amortization of deferred acquisition costs, value of business acquired and intangibles	2.4	2.4	2.2	2.1	2.3	1.6	1.3

129.6	129.7	138.8	160.1	198.8	Total benefits and expenses	64.8	66.0	60.5	58.5	55.4	43.3	41.6

$16.3	$24.9	$31.1	$30.9	$38.4	Income before income taxes	$11.1	$12.2	$10.4	$10.3	$11.1	$8.1	$8.9

					Assets under administration:
$1,803.3	$2,577.6	$3,367.1	$4,221.7	$16,240.0	Retirement Plans *	$19,099.0	$17,305.0	$16,581.9	$16,240.0	$15,586.0	$4,616.2	$4,591.3
797.7	914.9	1,085.3	1,143.3	1,234.9	Individual Annuities	1,280.3	1,267.4	1,249.2	1,234.9	1,196.2	1,179.9	1,162.4
672.9	677.1	747.9	1,141.9	1,407.0	Mortgage loans for other investors	1,752.7	1,616.6	1,495.5	1,407.0	1,360.1	1,274.6	1,196.1
—	—	36.1	35.5	137.5	Other	312.6	294.8	291.4	137.5	70.5	34.4	35.9

$3,273.9	$4,169.6	$5,236.4	$6,542.4	$19,019.4	Total	$22,444.6	$20,483.8	$19,618.0	$19,019.4	$18,212.8	$7,105.1	$6,985.7

					Annualized operating expenses:
					(% of average assets under administration)
1.5%	1.3%	1.0%	0.9%	0.6%	Retirement Plans *	0.5%	0.5%	0.5%	0.5%	0.5%	0.9%	0.8%

					Interest credited:
					(% of investment income)
61.4%	60.6%	55.5%	55.0%	54.5%	Retirement Plans	58.2%	55.6%	50.5%	55.0%	53.9%	55.3%	53.7%
63.0	62.5	61.9	60.9	64.4	Individual Annuities	69.0	69.2	64.0	66.1	64.9	64.2	62.0

$109.1	$139.4	$184.0	$119.9	$214.2	Individual Annuity sales	$46.5	$56.7	$49.8	$71.3	$48.7	$53.3	$40.9

$570.8	$930.6	$1,170.4	$996.4	$942.8	Commercial mortgage loans originated	$328.7	$395.9	$300.2	$247.0	$286.7	$238.2	$170.9

*	Includes the July 2006 acquisition of Invesmart, Inc. and the July 2007 acquisition of DPA, Inc.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2007			2006
2002	2003	2004	2005	2006		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(4.4)	$(4.8)	$(5.2)	$(6.1)	$(9.9)	Administrative fees	$(3.1)	$(2.9)	$(2.9)	$(2.6)	$(2.5)	$(2.3)	$(2.5)
4.5	6.8	8.9	21.6	14.2	Net investment income	6.0	5.6	2.4	2.7	1.5	4.1	5.9
(19.7)	9.3	11.5	2.2	1.9	Net capital gains (losses)	(0.4)	0.7	0.9	2.8	2.1	(0.3)	(2.7)

(19.6)	11.3	15.2	17.7	6.2	Total revenues	2.5	3.4	0.4	2.9	1.1	1.5	0.7

					Benefits and expenses:
1.0	0.5	1.3	5.5	(0.1)	Operating expenses and other	(1.1)	2.8	(0.3)	(0.3)	(0.2)	0.3	0.1
4.7	17.3	17.6	17.6	17.4	Interest expense	9.9	6.2	4.4	4.4	4.3	4.3	4.4

5.7	17.8	18.9	23.1	17.3	Total benefits and expenses	8.8	9.0	4.1	4.1	4.1	4.6	4.5

$(25.3)	$(6.5)	$(3.7)	$(5.4)	$(11.1)	Loss before income taxes	$(6.3)	$(5.6)	$(3.7)	$(1.2)	$(3.0)	$(3.1)	$(3.8)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2007			2006
2002	2003	2004	2005	2006		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$4,134.4	$4,524.8	$4,412.5	$4,613.2	$4,786.0	Fixed maturity securities (available-for-sale)	$4,970.5	$4,931.6	$4,905.8	$4,786.0	$4,770.7	$4,608.1	$4,702.9
—	—	—	—	—	Short-term investments	32.9	57.1	—	—	—	—	—
1,989.1	2,319.8	2,948.2	3,243.7	3,316.0	Commercial mortgage loans, net	3,580.7	3,517.4	3,414.8	3,316.0	3,517.5	3,377.8	3,267.3
64.6	77.2	72.2	77.7	89.9	Real estate, net	70.8	70.1	90.4	89.9	88.0	84.9	81.9
5.3	4.6	4.2	4.0	4.0	Policy loans	4.0	4.2	4.1	4.0	4.2	4.1	4.2

6,193.4	6,926.4	7,437.1	7,938.6	8,195.9	Total investments	8,658.9	8,580.4	8,415.1	8,195.9	8,380.4	8,074.9	8,056.3
206.8	34.5	45.3	53.2	56.0	Cash and cash equivalents	143.7	193.1	54.7	56.0	53.5	156.3	41.2
79.6	73.3	77.8	81.5	99.2	Premiums and other receivables	114.9	98.0	96.0	99.2	94.5	77.0	75.6
77.1	82.8	82.7	85.6	89.5	Accrued investment income	98.5	94.5	95.8	89.5	94.7	88.9	92.8
873.9	871.9	887.9	897.7	913.6	Amounts recoverable from reinsurers	926.1	922.9	917.7	913.6	903.7	903.0	899.0
190.9	200.7	218.8	245.3	342.7	Deferred acquisition costs, value of business acquired, intangibles and goodwill, net	313.3	301.5	292.8	342.7	333.1	267.1	257.9
74.7	71.3	78.3	86.7	84.6	Property and equipment, net	124.0	110.8	86.8	84.6	82.9	81.6	82.4
—	—	—	—	—	Deferred tax assets, net	3.2	15.4	—	—	—	—	—
31.5	35.1	45.5	54.5	24.6	Other assets	29.2	64.0	26.9	24.6	61.6	42.8	55.6
1,018.6	1,685.7	2,338.6	3,007.6	3,832.5	Separate account assets	4,437.2	4,361.7	4,056.5	3,832.5	3,464.6	3,315.7	3,334.6

$8,746.5	$9,981.7	$11,212.0	$12,450.7	$13,638.6	Total assets	$14,849.0	$14,742.3	$14,042.3	$13,638.6	$13,469.0	$13,007.3	$12,895.4

					LIABILITIES AND EQUITY

					Liabilities:
$4,114.9	$4,294.9	$4,484.6	$4,689.3	$4,927.6	Future policy benefits and claims	$5,090.7	$5,043.4	$4,968.6	$4,927.6	$4,866.7	$4,819.1	$4,744.9
1,864.5	2,100.3	2,400.9	2,649.3	2,937.8	Other policyholder funds	3,108.7	3,074.2	2,987.7	2,937.8	2,853.5	2,785.7	2,725.4
164.7	153.7	115.1	73.6	22.9	Deferred tax liabilities, net	—	—	13.4	22.9	36.2	9.6	36.3
0.2	2.7	0.2	2.0	2.4	Short-term debt	3.9	2.8	22.5	2.4	2.0	2.0	1.9
259.0	272.0	258.1	260.1	261.1	Long-term debt	562.7	561.4	261.3	261.1	261.7	260.8	260.0
172.0	162.9	213.4	355.0	189.8	Other liabilities	249.1	259.1	257.7	189.8	522.0	440.5	407.0
1,018.6	1,685.7	2,338.6	3,007.6	3,832.5	Separate account liabilities	4,437.2	4,361.7	4,056.5	3,832.5	3,464.6	3,315.7	3,334.6

7,593.9	8,672.2	9,810.9	11,036.9	12,174.1	Total liabilities	13,452.3	13,302.6	12,567.7	12,174.1	12,006.7	11,633.4	11,510.1

					Shareholders’ equity:
665.3	673.4	618.2	530.3	479.9	Common stock	302.4	443.0	473.9	479.9	478.0	518.0	529.6
147.4	160.3	136.1	59.8	(8.1)	Accumulated other comprehensive income (loss)	(26.0)	(57.0)	(0.9)	(8.1)	24.3	(49.4)	(6.7)
339.9	475.8	646.8	823.7	992.7	Retained earnings	1,120.3	1,053.7	1,001.6	992.7	960.0	905.3	862.4

1,152.6	1,309.5	1,401.1	1,413.8	1,464.5	Total shareholders’ equity	1,396.7	1,439.7	1,474.6	1,464.5	1,462.3	1,373.9	1,385.3

$8,746.5	$9,981.7	$11,212.0	$12,450.7	$13,638.6	Total liabilities and shareholders’ equity	$14,849.0	$14,742.3	$14,042.3	$13,638.6	$13,469.0	$13,007.3	$12,895.4

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED

						2007			2006
2002	2003	2004	2005	2006		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
$4,134.4	$4,524.8	$4,412.5	$4,613.2	$4,786.0	Total fixed maturity securities:	$4,970.5	$4,931.6	$4,905.8	$4,786.0	$4,770.7	$4,608.1	$4,702.9
3,701.0	4,119.0	4,018.1	4,108.1	4,205.0	Public	4,371.4	4,326.6	4,313.0	4,205.0	4,216.8	4,064.2	4,176.8
433.4	405.8	394.4	505.1	581.0	Private	599.1	605.0	592.8	581.0	553.9	543.9	526.1
—	—	—	—	—	Short-term investments	32.9	57.1	—	—	—	—	—
1,989.1	2,319.8	2,948.2	3,243.7	3,316.0	Commercial mortgage loans, net	3,580.7	3,517.4	3,414.8	3,316.0	3,517.5	3,377.8	3,267.3
64.6	77.2	72.2	77.7	89.9	Real estate, net	70.8	70.1	90.4	89.9	88.0	84.9	81.9
5.3	4.6	4.2	4.0	4.0	Policy loans	4.0	4.2	4.1	4.0	4.2	4.1	4.2

$6,193.4	$6,926.4	$7,437.1	$7,938.6	$8,195.9	Total investments	$8,658.9	$8,580.4	$8,415.1	$8,195.9	$8,380.4	$8,074.9	$8,056.3

					Percent of investments:
66.8%	65.3%	59.3%	58.1%	58.4%	Fixed maturity securities	57.4%	57.5%	58.3%	58.4%	56.9%	57.1%	58.4%
—	—	—	—	—	Short-term investments	0.4	0.7	—	—	—	—	—
32.1	33.5	39.6	40.8	40.4	Commercial mortgage loans, net	41.4	41.0	40.6	40.4	42.0	41.8	40.5
1.0	1.1	1.0	1.0	1.1	Real estate, net	0.8	0.8	1.1	1.1	1.0	1.0	1.0
0.1	0.1	0.1	0.1	0.1	Other	—	—	—	0.1	0.1	0.1	0.1

					Fixed maturity securities (available for sale):
105.9%	106.0%	105.2%	102.1%	100.6%	Market value as a % of amortized cost	100.0%	99.0%	100.8%	100.6%	100.8%	98.3%	99.8%

					Reserve balances:
$4.0	$2.6	$2.3	$2.5	$2.4	Commercial mortgage loans, net	$2.5	$2.5	$2.5	$2.4	$3.1	$3.0	$2.4

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2007			2006
2002	2003	2004	2005	2006		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
6.22%	5.94%	5.81%	5.61%	5.57%	Fixed maturity securities (excluding convertibles)	5.55%	5.56%	5.57%	5.57%	5.59%	5.59%	5.59%
7.94	7.28	6.71	6.46	6.40	Commercial mortgage loans, net	6.37	6.37	6.39	6.40	6.41	6.40	6.42

					Fixed maturity securities:
					Quality rating (as % of fixed maturities):
75.3%	75.6%	74.5%	74.6%	74.1%	A or higher	73.1%	74.1%	73.6%	74.1%	73.9%	74.2%	74.9%
21.2	20.9	21.6	21.6	22.3	BBB/Baa	23.3	22.3	22.8	22.3	22.3	21.9	21.5
2.1	2.0	2.7	2.7	2.0	BB/Ba	2.1	1.8	2.0	2.0	2.3	2.4	2.4
1.4	1.5	1.2	1.1	1.6	B or lower	1.5	1.8	1.6	1.6	1.5	1.5	1.2

					Commercial mortgage loans - statutory:
					Sixty-day delinquencies:
$—	$—	$7.5	$0.3	$2.9	Book value	$1.2	$3.3	$3.6	$2.9	$—	$—	$—
—%	—%	0.25%	0.01%	0.09%	Rates - overall %	0.03%	0.09%	0.11%	0.09%	—%	—%	—%

$—	$1.5	$—	$1.3	$1.8	Foreclosed during period	$—	$0.5	$—	$—	$1.8	$—	$—
—	—	7.5	0.3	1.2	In process of foreclosure	—	0.4	0.7	1.2	3.7	—	—
—	—	7.5	0.3	1.2	Included in 60-day delinquencies	—	0.4	0.7	1.2	—	—	—
4.6	2.9	2.1	10.1	6.8	Net balance of restructured loans	3.4	2.0	1.7	6.8	6.9	9.9	10.0